UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)           July 22, 2002
                                                     ---------------------------


                               The Players Network
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Nevada                     0-29363                     88-0343702
--------------------------------------------------------------------------------
(State or Other Jurisdiction       Commission                  (IRS Employer
    of Incorporation)                File No.                Identification No.)


        4620 Polaris Ave., Las Vegas, Nevada                       89103
--------------------------------------------------------------------------------
      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:        (702) 895-8884
                                                   -----------------------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         The Players Network (the "Corporation") entered into a binding letter agreement to be acquired in a share exchange transaction with Northfield Inc., a Canadian corporation, subject to due diligence, the Corporation's shareholder approval and Canadian regulatory approvals. More details are contained in the press release attached hereto as Exhibit 2.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 2.1 Press release, dated July 22, 2002, is attached to this Report on Form 8-K.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    THE PLAYERS NETWORK


Date:  July 24, 2002                By:  /s/ Mark Bradley
                                       -----------------------------------------
                                             Mark Bradley
                                             Chief Executive Officer